NOTE 10 - PENSION PLANS (Detail) - Schedule of net benefit costs (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 29, 2012	Dec. 31, 2011
Components of Net Periodic Benefit Cost:
Interest cost	$ 298	$ 320
Service cost	20	25
Expected return on plan assets	(283)	(308)
Amortization of net loss	138	101
Net periodic benefit cost	$ 173	$ 138